UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2013

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The McGraw-Hill Companies, Inc.

(Exact name of registrant as specified in its charter)

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New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas,
New York, NY 10020

(Address of principal executive offices)

212-512-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

In connection with a previously disclosed investigation by the Civil Division of the Department of Justice ("DOJ") of Standard & Poor's Rating Services ("S&P"), S&P issued a press release today in response to media reports that the DOJ intends to file a civil lawsuit against S&P alleging violations of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 focusing on S&P's ratings in 2007 of certain U.S. collateralized debt obligations. The McGraw-Hill Companies, Inc. (the “Company”) and S&P believe the allegations are without merit and intend to vigorously defend such litigation.

A copy of the press release issued by the Company on February 4, 2013 is included as Exhibit 99.1 hereto and hereby incorporated by reference.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits

99.1	The McGraw-Hill Companies, Inc. Press Release, dated February 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2013

THE MCGRAW-HILL COMPANIES, INC. By: /s/ Kenneth M. Vittor Kenneth M. Vittor Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number

99.1      The McGraw-Hill Companies, Inc. Press Release, dated February 4, 2013.